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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated January 28, 1999 included in Stoneridge, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Form S-8 registration statement.


                                       /s/ ARTHUR ANDERSEN LLP


Cleveland, Ohio,
November 15, 1999.